UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 27, 2016 (May 25, 2016)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Clean Diesel Technologies, Inc. held its 2016 annual meeting of stockholders in Oxnard, California.  At the annual meeting, there were 18,751,244 shares entitled to vote, and 14,018,913 shares (74.8%) were represented at the meeting in person or by proxy.

At the annual meeting, Matthew Beale, Dr. Till Becker, Lon E. Bell, Ph.D. and Mungo Park were elected directors by a plurality of the votes.  Also at the annual meeting, our stockholders voted to approve amendments to our restated certificate of incorporation, as amended, to effect a 1-for-5 reverse stock split of our outstanding shares of common stock and to reduce the total number of authorized shares of common stock from 100,000,000 to 20,000,000, in each case at discretion of our board of directors, voted for approval of the compensation of our executive officers, and voted to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  The following summarizes vote results for those matters submitted to our stockholders for action at the annual meeting:

1.                                      Proposal to elect of Matthew Beale, Dr. Till Becker, Lon E. Bell, Ph.D. and Mungo Park as directors to hold office until the 2017 annual meeting or until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Votes
Matthew Beale	4,241,572	219,534	9,557,807
Dr. Till Becker	4,197,514	263,592	9,557,807
Lon E. Bell, Ph.D.	4,236,435	224,671	9,557,807
Mungo Park	4,237,138	223,968	9,557,807

2.                                      Proposal to approve an amendment to our restated certificate of incorporation, as amended, to effect a reverse stock split of our outstanding shares of common stock by a ratio of 1-for-5, as determined in the sole discretion of our board of directors.

For	Against	Abstain	Broker Non-Votes
12,662,993	1,339,957	15,963	0

3.                                      Proposal to approve an amendment to our restated certificate of incorporation, as amended, to reduce the total number of authorized shares of common stock from 100,000,000 to 20,000,000.

For	Against	Abstain	Broker Non-Votes
10,312,783	3,519,387	186,743	0

4.                                      Proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes
13,737,942	187,809	93,162	0

5.                                      Proposal to approve, through an advisory vote, the compensation of our executive officers.

For	Against	Abstain	Broker Non-Votes
3,859,913	547,638	53,555	9,557,807

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016	CLEAN DIESEL TECHNOLOGIES, INC.

	By:	/s/ David Shea
David Shea
Chief Financial Officer